TIFF Investment Program, Inc. (“TIP”)

Supplement dated October 6, 2014

to the
TIP Prospectus
dated April 30, 2014,
as supplemented
August 4, 2014.

This supplement provides new and additional information to the TIP prospectus dated April 30, 2014, as supplemented August 4, 2014. You can find TIP’s prospectus and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

On September 11, 2014, the Board of Directors of TIP (the “Board”) approved two proposals in respect of TIP and its members. The proposals relate to: (1) the re-election of the current directors of TIP, and (2) the approval of a plan to reorganize TIP from a Maryland corporation into a Delaware statutory trust (the “Reorganization”). In connection with these proposals, the Board has called a special meeting of members to be held on December 9, 2014, at which members will be asked to vote on the proposals. A proxy statement with additional information will be provided to members in advance of the meeting. Approval by the members of TIP is required before the proposals would take effect.

The Reorganization, if approved by members, is not expected to have a material impact on TIP’s Board, officers, policies and procedures, investment objectives, investment strategies and related risks, contracts or service providers.

The following paragraph replaces similar disclosure on page 28 in the “Member Information” section of the prospectus and on page 4 of the August 4, 2014 prospectus supplement:

Fees. Purchases and redemptions of shares in the funds are not subject to sales charges. However, Multi- Asset Fund assesses entry and exit (or redemption) fees as set forth under the heading Fees and Expenses of the Fund in the Multi-Asset Fund Summary section of this prospectus. These fees are paid directly to Multi-Asset Fund itself and not to TAS or other fund service providers. The fees apply to initial investments and all subsequent purchases, exchanges, or redemptions of Multi-Asset Fund shares but not to payments of dividends, capital gains, or other distributions by Multi-Asset Fund or reinvestments of such payments in additional Multi-Asset Fund shares. Entry fees would apply to the reinvestment of dividends by a Short-Term Fund member in Multi-Asset Fund shares. These entry and exit fees are designed to serve multiple purposes. They are designed, in part, to protect non-transacting members from bearing the transaction costs, including market impact, that may arise from transacting members’ purchases, exchanges, and redemptions of Multi-Asset Fund shares. They are also designed to encourage investment only by members with a long-term investment horizon. Further, they are designed to discourage market timing or other inappropriate short-term trading by members. The entry and exit fees are assessed irrespective of the length of time a member’s shares are held. These fees are deducted automatically from the amount invested

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or redeemed and cannot be paid separately. Entry and exit fees may be waived at TAS’s or the fund’s discretion when the transaction will not result in significant costs for the fund (e.g., in-kind purchases and redemptions) or if a member is requested to redeem from Multi-Asset Fund because its account falls below the minimum account size or it otherwise fails to meet the fund’s membership requirements.

The following procedures replace similar information on page 30 in the “Member Information” section of the prospectus:

Purchase Procedures

The following procedures apply to purchases of shares.

When Allowed	Purchases may be made on any business day that the funds are open.

Who May Purchase Shares	Only an authorized agent as designated on the member’s account application may request a purchase of shares.

Purchase Notification – New Accounts	For a member establishing a new account, TIFF Member Services will advise the member when the new account has been established, after which time the account may be funded by wire transfer. Prior to sending the initial wire, the member must inform TIP of the amount of the initial investment, which amount must equal or exceed the applicable minimum initial investment amount. Such notice may be provided by calling 1-610-684-8200 or by faxing the information to 1-610-684-8210. The notice should clearly identify the account name, account number, and fund to be purchased, in addition to the investment amount.

Purchase Notification – Existing Accounts	With respect to an additional investment in an existing account, the member must inform TIP of the incoming wire transfer on the day the funds are expected to arrive at State Street. Such notice may be provided by calling 1-610-684-8200 or by faxing an Additional Deposits into Existing TIP Accounts form (which can be found under Member Resources on the TIFF website at www.tiff.org) to 1-610-684-8210. If notice has been provided by fax, it is suggested that the member call TIP at the telephone number listed above to confirm that the fax was received. Incoming wires that have not been preceded by trade notification in good order as described above will be rejected. The amount of the purchase must equal or exceed the applicable minimum subsequent purchase amount. TIP may

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require that a member provide additional evidence of eligibility to purchase shares prior to accepting a purchase order. The funds generally do not accept purchase orders that request a particular day or price for a transaction.

Payment Procedure	Federal funds should be wired to the funds’ custodian and transfer agent, State Street. (See wiring instructions below.) If federal funds and all other required notice and documentation are received by State Street prior to the time the funds’ NAV is calculated, normally 4:00 p.m. Eastern time (the ‘‘close of business’’), the order will be effective on that day. If notice or such documentation is received after the close of business and/or if federal funds are not received by State Street by the close of business, such purchase order will be executed on the next business day.

Converted Funds	Funds transferred by bank wire may or may not be converted into federal funds the same day, depending on the time the funds are received and on the bank wiring the funds. If funds are not converted the same day, they will normally be converted on the next business day and the trade will be processed on the business day on which they are converted.

Wiring Instructions	Bank	State Street Bank and Trust Company
	Address	Boston, Massachusetts
	ABA#	011000028
	Attention	Transfer Agent
	Deposit Account#	00330852
	Deposit Account Name	TIFF Investment Program
	Further Credit	[Member Name or Number/Fund Name]

The following paragraph replaces similar disclosure on page 31 in the “Member Information” section of the prospectus:

Telephone Transaction Privilege. A member may request purchase, redemption, and exchange transactions by telephone, unless the member has opted out of the telephone transaction privilege on the new account application or by instructing TIP otherwise in writing. TIFF Member Services or State Street, the funds’ transfer agent, will employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine and legitimate, and may require one or more forms of personal identification. Such calls may be recorded. As long as reasonable procedures are followed and TIFF Member Services or State Street acts on instructions reasonably believed to be genuine, to the extent permitted by applicable law, TIP, TAS or State Street will not be responsible for any loss, liability, cost or expense arising out of any telephone transaction request that may occur from fraudulent or unauthorized requests. Members should keep their account information

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confidential, verify the accuracy of their confirmation statements immediately after receipt, and contact TIFF Member Services immediately if they believe someone has obtained unauthorized access to their account.

The following paragraph replaces similar disclosure on page 32 in the “Member Information” section of the prospectus:

Exchanges. One fund’s shares may be exchanged for shares of the other fund based on the respective NAVs of the shares involved in the exchange and subject to any applicable entry and exit fees. Exchanges into a fund in which the exchanging member does not have an account will be subject to the minimum initial investment for that fund and all exchanges will be subject to the minimum subsequent purchase amount for the fund into which the exchange is being made. An exchange order is considered a redemption followed by a purchase for tax purposes. The exchange privilege is intended for the convenience of members and is not intended as a vehicle for short-term trading. Exchange requests may be made either by calling 1-610-684-8200 or faxing 1-610-684-8210.

Our contact information appears below:

Please keep this supplement for future reference.

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